SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) May 22, 2000

                    BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


     Pennsylvania                    0-10822                   25-1229323
 (State of other jurisdiction   (Commission File Number)     (IRS Employer
   of incorporation)                                       Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)











Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Biocontrol Technology, Inc. announced today that the Company is now permitted to apply the CE Mark to the Diasensor 2000 Noninvasive Glucose Monitor, which has software and hardware improvements over the Diasensor 1000 model and will be used in a telemedicine healthcare management program for people with diabetes. The CE Mark on the Diasensor signifies that the product meets mandatory health and safety standards for medical devices set by the European Union (EU) and may legally be sold in its member countries.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                         Fred E. Cooper, CEO
DATED:  May 22, 2000




                                                  BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                                   Media
Diane McQuaide                                            Susan Taylor
1.412.429.0673  phone                                     1.412.429.0673 phone
1.412.279.9690  fax                                       1.412.279.5041 fax

 BIOCONTROL RECEIVES APPROVAL TO APPLY CE MARK TO DIASENSOR 2000

     Pittsburgh, PA (May 22, 2000) - Biocontrol Technology, Inc. (OTCBB:BICO) announced today that the Company is now permitted to apply the CE Mark to the Diasensor 2000 Noninvasive Glucose Monitor, which has software and hardware improvements over the Diasensor 1000 model and will be used in a telemedicine healthcare management program for people with diabetes.
     The CE Mark on the Diasensor signifies that the product meets mandatory health and safety standards for medical devices set by the European Union (EU) and may legally be sold in its member countries.
     With the addition of a modem and custom software, the Diasensor 2000 automatically downloads glucose readings to a password-secured database, where charts of tests results can be viewed by diabetic patients and their health care providers through a standard Internet connection.
     Biocontrol subsidiary, Diasensor.com, Inc., which owns the patents and the worldwide marketing rights to the noninvasive technology, is currently working with outside medical marketing consultants to formulate its business plan to market in the EU the telemedicine program incorporating the Diasensor 2000.
     TUV Rheinland Product Safety GmbH, Cologne, Germany, an organization recognized by the EU as a Notified Body for Product Certification, granted the CE Mark approval. In order to be permitted to apply the CE Mark to the Diasensor 2000 and to market the device in the EU, the Company had to verify that its device could meet the requirements of the EU's Medical Device Directive (MDD) by undergoing TUV's audits and certification of its quality system, rigorous safety testing, and clinical trials.
     Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. The company's subsidiaries include Diasensor.com, ViaCirQ, Inc. and Petrol Rem, Inc. All are located in Pittsburgh, PA.

WEB SITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER:       1-800-357-6204

   This press release contains statements of a forward-looking nature. Shareholders and potential investors are cautioned that such statements are predictions and actual events or results may vary significantly.
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